UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 4, 2007

Date of Report

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Wilshire Building

624 South Grand Avenue, Suite 2900

Los Angeles, CA 90017-3782

(Address, including zip code, of principal executive offices)

(213) 929-1800

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

(a)           Previous Independent Registered Public Accounting Firm

As previously reported in a Current Report on Form 8-K filed on October 11, 2007 (the “Prior Report”), on October 4, 2007, the Audit Committee of the Board of Directors of SouthWest Water Company (the “Company”) decided not to renew the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm upon completion of their audit of the Company’s financial statements as of and for the year ended December 31, 2007, the audit of the Company’s effectiveness of internal control over financial reporting as of December 31, 2007 and the issuance of their reports thereon. KPMG has now completed its audits for the fiscal year ended December 31, 2007 and issued their reports thereon.

This Current Report on Form 8-K/A is being filed to update the information previously disclosed in the Prior Report, and to provide information with respect to the audit reports of KPMG as of and for the fiscal year ended December 31, 2007. Except as set forth herein, this Current Report on Form 8-K/A does not modify the other disclosures in the Prior Report.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 and the effectiveness of internal control over financial reporting as of December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows.  KPMG’s report dated March 27, 2008 on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating:

“As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for uncertain income tax positions in 2007 and for share-based compensation, defined benefit pension plans and method of quantifying errors in 2006.”

During the years ended December 31, 2007 and 2006, and the subsequent interim period through March 27, 2008, there were no: (1) disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused it to make reference in connection with its reports; or (2) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Attached hereto as Exhibit 16 is a copy of KPMG’s letter to the Securities and Exchange Commission as required by Item 304(a)(3) of Regulation S-K.

(b) New Independent Registered Public Accounting Firm

As previously reported in a Current Report on Form 8-K filed on November 8, 2007, on November 7, 2007, the Company’s Audit Committee engaged PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year beginning January 1, 2008.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Description

16	Letter dated April 1, 2008 from KPMG LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K pursuant to Regulation S-K, Item 304(a)(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

Date: April 4, 2008	By:	/S/ CHERYL L. CLARY
Name: Cheryl L. Clary
Title: Chief Financial Officer